UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2001

                       KIK TECHNOLOGY INTERNATIONAL, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               California              000-1109664               91-2021602
--------------------------------   -------------------      --------------------
(State or other jurisdiction       (Commission              (IRS Employer
         of incorporation)              file number)         Identification No.)


590 Airport Road
Oceanside, CA                                                    92054
---------------------------------------                     --------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (760) 967-2777


                            f/k/a Russian Imports.com
                ------------------------------------------------
                         (Former name or former address,
                         if changes since last report)
                          827 State Street, Suite 26,
                             Santa Barbara, CA 93101

Copy of Communications to:

                               Mintmire & Associates
                               Donald F. Mintmire, Esq.
                               265 Sunrise Avenue, Suite 204
                               Palm Beach, FL 33480
                               (561) 832-5696- Telephone
                               (561) 659-5371-Facsimile



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ITEM 5. OTHER EVENTS.

     On September 4, 2001, RUSSIAN IMPORTS.COM (the "Company"), a California corporation, and KIK TECHNOLOGY INC., a California corporation, and the individual holders of all of the outstanding capital stock of KIK TECHNOLOGY INC. (the "Holders") concluded a reverse acquisition (the "Reorganization") pursuant to a certain Share Exchange Agreement ("Agreement") dated June 25, 2001. Pursuant to the Agreement, the Holders tendered to the Company all issued and outstanding shares of common stock of KIK TECHNOLOGY INC. in exchange for 16,700,000 Shares of common stock of the Company. Immediately following the closing there will be 22,700,000 shares of common stock issued and outstanding. The acquisition has been conditionally approved by the Canadian Venture Exchange ("CDNX") and is subject to final review and approval by such agency. The reorganization is being accounted for as a reverse acquisition.

     Simultaneously with the closing of the Reorganization, the Company accepted the resignation of A. Rene Dervaes, Jr. as an Officer in accordance with the terms of the Agreement. Don Dean, William Knooihuizen and Kuldip Baid were elected to serve on the Board of Directors of the Company (the "Board"). A. Rene Dervaes, Jr. will remain a Director. The Board subsequently appointed William Knooihuizen as President of the Company; Don Dean as Secretary and Chairman of the Company; and, Kuldip Baid as Chief Financial Officer of the Company.

     The Company also announced approval of the amendment of its Articles of Incorporation in order to change the name of the Company from RUSSIAN IMPORTS.COM to KIK TECHNOLOGY INTERNATIONAL, INC.

     Copies of the Agreement are filed herewith as Exhibit 2.1, and are incorporated herein by reference. The foregoing descriptions are qualified in their entirety by reference to the full text of such agreements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of business acquired.

     (1)  Financial  statements  of  KIK  TECHNOLOGY   INTERNATIONAL,   INC.,  a
California corporation, will be filed by amendment to this Form 8-K not later than sixty (60) days from the filing of this report.

(b)  Pro forma financial information.

     (2) Pro forma financial information regarding the Reorganization will be filed by amendment to this Form 8-K not later than sixty (60) days from the filing of this report.

(c)  Exhibits
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
2.1      *     Share Exchange  Agreement  between  RUSSIAN  IMPORTS.COM  and KIK
               TECHNOLOGY INC. dated June 25, 2001.

3(i).2   *     Certificate of Amendment to Articles of  Incorporation of Russian
               Imports.com,  a  California  Corporation  filed with the State of
               California on September 10, 2001.



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     Pursuant to the  requirements  of the  Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.



                       KIK TECHNOLOGY INTERNATIONAL, INC.
                                  (Registrant)




Date:    September 17, 2001      By: /s/ William Knooihuizen
                                 ------------------------------
                                 William Knooihuizen, President